(ICON)
The Global
Total Return
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1996
(LOGO)

The Global Total Return Fund, Inc.

Performance At A Glance.
It was a good year for your Global Total Return Fund. Powered by a strong U.S. dollar and prudent asset selection, your Fund produced competitive returns throughout 1996, when compared to similar bond funds tracked by Lipper Analytical Services.

Cumulative Total Returns1                                      As of 12/31/96
                                  One      Five     Ten         Since
                                  Year     Years    Years     Inception2
                   Class A          13.2%     55.2%    181.0%    202.5%
                   Class B           N/A       N/A      N/A       11.9
                   Class C           N/A       N/A      N/A       11.9
Lipper Gen. World Inc. Avg3         10.4      39.0     130.0       **

Average Annual Total Returns1                              As of 12/31/96
                                  One      Five     Ten         Since
                                  Year     Years    Years     Inception2
                   Class A           8.6%      8.3%	10.4%	  10.7%

                                Total Dividends          30-Day
Dividends                      Paid for 12 Mos.         SEC Yield
& Yields
As of
12/31/96
                  Class A           $1.12                 6.47%
                  Class B           $1.07                 6.13
                  Class C           $1.07                 6.13

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance numbers, with the exception of one-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January 15, 1996 the Fund operated as a closed-end fund with shares being traded on the New York Stock Exchange.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account applicable sales charges.
The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front end sales load of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, after approximately five years. The Fund commenced operations on July 7, 1986 as a closed-end investment company. Effective January 15, 1996, the Fund commenced operations as an open-end investment company. Since Class B and C shares have been in existence less than one year, no average annual total returns are shown.

2Inception dates: 7/7/86 Class A; 1/15/96 Class B and Class C.

3These are the cumulative total returns of 131 funds in the Lipper General World Income Fund category for one year, and 38 funds for five years.

** Lipper since inception returns were Class A:114.8% for 14 funds; Class B:
140.2% for 3 funds; and Class C: 8.9% for 136 funds. Lipper provides data on a monthly basis, so for comparative purposes, these returns reflect the Fund's first full calendar month of performance.

  How Investments Compared.
     (As of 12/31/96)
         (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Gabriel Irwin and Simon Wells, Fund Managers
(PHOTOS)
Portfolio
Managers'
Report

Your Fund seeks to maximize total return, which is its current income plus any capital appreciation of its underlying bonds. The Fund invests primarily in intermediate-term, investment grade bonds issued throughout the world. The Fund may also invest up to 10% of total net assets in bonds rated below investment grade with a minimum rating of "B" by Standard & Poor's or Moody's or of comparable quality in our view. Lower rated securities carry a greater risk of loss of principal and interest than higher rated securities. There are special risks associated with foreign investing, including social, political and currency risks, and potential illiquidity. There can be no assurance that the Fund's investment objective will be achieved.

How We Invest.
We look to invest in countries with well-managed economies and currencies. These are critical factors in determining a bond's value and its prospects for appreciation. Once we have identified our preferred countries, we look at specific types of bonds and issuers. It's a top-down investment philosophy that governs our broad country and currency allocation.

Strategy Session.

Of Countries & Currencies.
Our strategy depends upon investing in the right countries and currencies -- at the right time.

Your Fund invested primarily in foreign markets, allocating 64% of total investments to them. Historically, foreign bond markets have tended to produce returns superior to the U.S. In 1996, some non-U.S. bond market returns were nearly ten times those of the U.S. (Italy 21.9% vs. U.S. 2.7%, in local currency terms, according to the Salomon Bros. World Government Bond Index).

Some Were Hot.
Bond markets in Spain, Italy, Canada, and Australia afforded attractive investment returns in 1996. An expectation of currency union in Europe drew investors to the high yielding markets of Spain and Italy. And all of these countries featured well-managed economies and low levels of inflation both of which we liked. The emerging markets of Poland and the Czech Republic were also favorites of ours because of their attractive yields.

Others Were Not.
To take advantage of these opportunities, we trimmed Fund assets during the year in poorer performing markets, such as the U.S., Germany, and elsewhere. In the U.S., the fear of higher interest rates prompted a strong sell-off in bonds last spring, which held returns (2.7%) down for the year. A declining mark and the strength of other foreign markets (namely Spain and Italy) drew investors away from Germany's bond market and were largely responsible for negative returns there (-0.3% according to the J.P. Morgan Traded Government Bond Index) in 1996.

We Hedged, You Gained.
Your Fund also used currency hedges to protect return. This meant we bought contracts giving us the option to buy currencies in the future. If we purchased correctly (and we usually did in 1996), the contracts made money for your Fund. If we didn't, the reverse would be true. Our currency of choice in 1996 was the U.S. dollar. At year-end, about 83% of our currency exposure was in U.S. dollar bloc countries.

What Went Well.

Countries Yield Success.
Several of our country selections yielded success over the year, including:

- In Eastern Europe, our emerging market investments performed very well. As we related in our previous letter to you, Poland and the Czech Republic have taken great strides in reforming their economies and encouraging foreign investment. Ratings by Moody's and Standard & Poor's of government bonds issued in these countries improved, both countries now having investment grade status. Bond yields were also quite attractive. Eastern Europe markets comprised 3% of total net assets on December 31, 1996.

- In Western Europe, we were impressed by the performances of the Spanish and Italian bond markets, which returned 14% and 27%, respectively in local currency terms, according to Salomon Bros. At year-end, 6.0% of total Fund investments were in Spanish bonds and 5.0% of total Fund investments were allocated to Italian bonds.

- Among dollar-bloc countries, (U.S., Australia, Canada and New Zealand), Australia and Canada also had solid returns of about 11% for the year.
We modestly increased our holdings to 6% from 2% in Australia and to 8% from 6% in Canada as the year progressed.

Five Largest
Issuers.
9.6%            U.S. Treasury Note
                Maturing 2004
6.6%            U.S. Treasury Note
                Maturing 1999
5.6%            German Gov't Bond
                Maturing 2005
5.2%            Netherlands Bond
                Maturing 2005
3.9%            Queensland Treasury
                Corp. (Australia)
                Maturing 2005

Expressed as a percentage of total net assets as of 12/31/96.

     Portfolio Breakdown.
 Expressed as a percentage of
total investments as of 12/31/96.
       (PIE CHART)

And Not So Well.

In Retrospect...
Looking back, we would have been more successful if we invested more in emerging markets or purchased additional currency contracts tied to the dollar. (It was our U.S. dollar strategy and emerging market returns which helped propel us ahead of the average international bond fund at mid-year.)

Looking Ahead.
Six months ago we said that the world's bond markets would probably remain sluggish for the remainder of 1996, we were pleasantly surprised by how the U.S. bond market recovered, and its positive effects on global bond markets. Going forward, we are cautiously optimistic. The U.S. is entering its sixth year of moderate economic growth with low levels of inflation. Around the world, economic growth remains slow and inflation remains well-behaved. Your Fund will seek additional return by pursuing its current investment policies and by adjusting its hedging strategy to meet changing market conditions.
-------------------------------------------------------------------------------
                                                                              1

President's Letter                                       February 3, 1997
(PHOTO)

Dear Shareholder:
For many investors, 1996 was the second year of back-to-back, double-digit stock market returns. In late November, the Dow Jones Industrial Average passed 6500 -- only weeks after breaking the 6000 mark in mid-October -- and another record high was reached in January 1997. America's economic expansion is entering its sixth year and there seems little evidence of an end to the continued modest growth and low inflation we've enjoyed for the last several years.

This is good news. For most investors it's meant an increase in their share values for college funds, retirement nest eggs or other long-term financial goals. However, as you read your year-end account statements and make plans for 1997, it's important to remember that there never is a "sure thing" when it comes to investment returns. Stock and bond markets go down just as they go up. (Did you notice the brief period of decline this past summer?) No one likes to see the value of their investments fall but such periods remind us we must keep our expectations realistic.

Regardless of the market's direction, a wise investor plans for tomorrow's needs today. Your Financial Advisor or Registered Representative can help you:

- Review your portfolio and suggest strategies for 1997, such as diversifying across different types of investments. Financial markets seldom move in lockstep. By investing in a mix of stock and bond funds (foreign & domestic) and money market funds you may be in a better position to achieve your long-term goals and to weather periods of uncertainty.

- See why annuities have become popular retirement planning tools. The choices are broader than ever. Our new Discovery SelectSM Variable Annuity offers you many of the keys to successful retirement planning, including a personalized asset allocation program and a choice of 21 variable- or fixed-rate investment options offering a broad array of investment objectives and styles.

- Explain new retirement savings developments. For example, Congress has expanded the contribution limit on spousal IRAs. And don't forget, it's not too late for you to make a contribution to your IRA or open one for 1996. The IRS deadline is April 15, 1997, but it's best to act sooner.

Why not contact your Financial Advisor or Registered Representative today? If you are interested in Discovery SelectSM call for a prospectus, which contains more complete information. Read it carefully before you invest.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

P.S. Your 1997 Prudential IRA contribution may qualify you for a waiver of the annual custodial fee. Ask your financial representative for details.
-------------------------------------------------------------------------------
2

THE GLOBAL TOTAL RETURN FUND, INC.     Portfolio of Investments as of
                                       December 31, 1996
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount                US$
(000)                 Description              Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--88.1%
------------------------------------------------------------
Australia--6.1%
A$         7,000    New South Wales Treasury
                       Corporation,
                       6.50%, 5/1/06                  $  5,130,293
          12,000    Queensland Treasury
                       Corporation,
                       6.50%, 6/14/05                    8,899,658
                                                      ------------
                                                        14,029,951
------------------------------------------------------------
Canada--7.8%
C$         8,000    British Columbia Provincial
                       Bond,
                       7.75%, 6/16/03                    6,332,677
                    Canadian Government Bonds,
           9,500    9.00%, 12/1/04                       8,128,309
           4,000(a) 9.00%, 6/1/25                        3,591,629
                                                      ------------
                                                        18,052,615
------------------------------------------------------------
Czech Republic--1.1%
   CZK    40,000    International Finance
                       Corporation,
                       10.50%, 11/30/98                  1,459,870
          30,000    Skoda Finance,
                       11.625%, 2/9/98                   1,098,756
                                                      ------------
                                                         2,558,626
------------------------------------------------------------
Denmark--6.2%
                    Danish Government Bonds,
   DKr    33,000(a) 7.00%, 12/15/04                      5,831,819
          44,750(a) 8.00%, 3/15/06                       8,328,439
                                                      ------------
                                                        14,160,258
------------------------------------------------------------
France--1.6%
  FF      17,500    National Bank of Hungary,
                       8.00%, 11/12/99                   3,663,728
Germany--11.2%
                    German Government Bonds,
   DM     10,000(a) 6.75%, 4/22/03                    $  6,975,689
          18,000(a) 7.375%, 1/3/05                      12,929,660
           4,000(a) 6.25%, 1/4/24                        2,455,753
           5,000    Republic of Columbia,
                       7.25%, 12/21/00                   3,406,807
                                                      ------------
                                                        25,767,909
------------------------------------------------------------
Italy--4.8%
 Lira  3,500,000    Bayerische Landesanstalt Bank,
                       10.625%, 5/12/00                  2,560,835
      12,500,000    Italian Government Bond,
                       8.50%, 8/1/99                     8,591,747
                                                      ------------
                                                        11,152,582
------------------------------------------------------------
Netherlands--6.3%
                    Dutch Government Bonds,
   NLG    19,000    7.00%, 6/15/05                      11,976,542
           3,750(a) 7.50%, 1/15/23                       2,443,957
                                                      ------------
                                                        14,420,499
------------------------------------------------------------
New Zealand--2.1%
NZ$        6,600    New Zealand Government Bond,
                       8.00%, 2/15/01                    4,821,694
------------------------------------------------------------
Poland--0.6%
  PLZ      2,000    General Electric Capital
                       Corporation,
                       18.25%, 2/27/98                     683,727
           2,000    Government of Poland,
                       16.00%, 10/12/98                    655,969
                                                      ------------
                                                         1,339,696

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

THE GLOBAL TOTAL RETURN FUND, INC.     Portfolio of Investments as of
                                       December 31, 1996
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount                US$
(000)                 Description              Value (Note 1)
------------------------------------------------------------
Spain--4.2%
                    Spanish Government Bonds,
  Pts    500,000(a) 10.30%, 6/15/02                   $  4,559,840
         600,000(a) 8.20%, 2/28/09                       5,050,085
                                                      ------------
                                                         9,609,925
------------------------------------------------------------
United Kingdom--7.1%
  BP       1,700    Guaranteed Export Finance
                       Corporation,
                       7.25%, 12/15/98                   2,915,740
                    United Kingdom Treasury Bonds,
           3,650    7.75%, 9/8/06                        6,336,387
           3,700    8.75%, 8/25/17                       7,022,594
                                                      ------------
                                                        16,274,721
------------------------------------------------------------
United States--29.0%
Corporate Bonds--5.6%
US$        2,000    Banco Nacional de Commercio
                       Exterior SNC (Mexico),
                       7.50%, 7/1/00                     1,946,000
           2,000    Bancomer S.A. (Mexico),
                       8.00%, 7/7/98                     1,994,000
           3,750    Empresas La Moderna S.A.
                       (Mexico),
                       11.375%, 1/25/99                  3,937,500
           3,900    Financiera Energetica Nacional
                       (Columbia),
                       9.00%, 11/8/99                    4,069,650
           1,000    Petroleas Mexicano (Mexico),
                       6.50%, 3/8/99                       978,124
                                                      ------------
                                                        12,925,274
------------------------------------------------------------
Sovereign Bonds--4.8%
           1,470    Republic of Argentina,
                       6.625%(c), 3/31/05, FRN           1,278,900
US$        2,275    Republic of Brazil,
                       6.6875%(c), 1/1/01, FRB/IDU    $  2,203,906
                    Republic of Poland,
           2,000    4.00%(c), 10/27/14, FRB              1,685,000
           1,500    6.50%(c), 10/27/24, FRN              1,456,875
           1,250    Rio De Janeiro Municipality
                       (Brazil),
                       10.375%, 7/12/99                  1,290,625
           3,000    United Mexican States,
                       7.5625%, 8/6/01                   3,007,200
                                                      ------------
                                                        10,922,506
------------------------------------------------------------
Supranational Bonds--2.3%
                    Corporacion Andina de Fomento,
             500    6.625%, 10/14/98                       500,625
           4,800    7.375%, 7/21/00                      4,884,000
                                                      ------------
                                                         5,384,625
------------------------------------------------------------
U.S. Government Obligations--16.3%
                    United States Treasury Notes,
          15,000(a) 6.75%, 6/30/99                      15,264,900
          20,310(a) 7.875%, 11/15/04                    22,163,288
                                                      ------------
                                                        37,428,188
                                                      ------------
                                                        66,660,593
                                                      ------------
                    Total long-term investments
                       (cost US$191,278,535)           202,512,797
                                                      ------------
SHORT-TERM INVESTMENTS--10.3%
------------------------------------------------------------
Czech Republic--0.4%
   CZK    25,000    ING Bank Euro Commercial Paper,
                       12.25%, 2/20/97                     900,676
------------------------------------------------------------
Indonesia--0.3%
  IND  2,000,000    Bank Tabungan Negara,
                       13.45%(b), 11/7/97                  758,619

--------------------------------------------------------------------------------
-----                                  4      See Notes to Financial Statements.

THE GLOBAL TOTAL RETURN FUND, INC.     Portfolio of Investments as of
                                       December 31, 1996
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount                US$
(000)                 Description              Value (Note 1)
------------------------------------------------------------
Poland--0.7%
                    Polish Treasury Bills,
  PLZ      1,500    19.00%(b), 1/22/97                $    518,353
           2,000    19.00%(b), 1/29/97                     688,521
           1,500    19.00%(b), 2/5/97                      514,923
                                                      ------------
                                                         1,721,797
------------------------------------------------------------
Spain--1.6%
  Pts    450,000    Republic of Argentina,
                       12.80%, 12/9/97                   3,577,739
------------------------------------------------------------
United States--7.3%
Repurchase Agreement--5.1%
US$       11,655    Joint Repurchase Agreement
                       Account,
                       6.61% 1/2/97, (Note 5)           11,655,000
                                                      ------------
U.S. Government Obligations--2.2%
US$        5,000    United States Treasury Note,
                       7.375%, 11/15/97               $  5,071,850
                                                      ------------
                                                        16,726,850
                                                      ------------
                    Total short-term investments
                       (cost US$23,778,371)             23,685,681
                                                      ------------
------------------------------------------------------------
Total Investments--98.4%
                    (cost $215,056,906; Note 4)        226,198,478
                    Other assets in excess of
                       liabilities--1.6%                 3,747,327
                                                      ------------
                    Net Assets--100%                  $229,945,805
                                                      ------------
                                                      ------------

---------------
Portfolio securities are classified according to the security's currency denomination.
(a) Principal amount segregated as collateral for forward currency contracts.
(b) Percentages quoted represent yields to maturity as of purchase date.
(c) Rate shown reflects current rate of variable rate instruments.
FRB--Floating Rate Bond.
FRN--Floating Rate Note.
IDU--Interest Due and Unpaid.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

Statement of Assets and Liabilities          THE GLOBAL TOTAL RETURN FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1996
Investments, at value (cost $215,056,906)...............................................................        $ 226,198,478
Foreign currency, at value (cost $980,299)..............................................................              973,874
Interest receivable.....................................................................................            5,399,852
Receivable for investments sold.........................................................................            1,286,189
Forward currency contracts - amount receivable from counterparties......................................              438,872
Receivable for Fund shares sold.........................................................................               37,188
Other assets............................................................................................                8,154
                                                                                                              -----------------
   Total assets.........................................................................................          234,342,607
                                                                                                              -----------------
Liabilities
Bank overdraft..........................................................................................            3,354,287
Payable for Fund shares reacquired......................................................................              578,081
Accrued expenses and other liabilities..................................................................              168,859
Management fee payable..................................................................................              152,132
Forward currency contracts - amount payable to counterparties...........................................              111,723
Distribution fee payable................................................................................               31,720
                                                                                                              -----------------
   Total liabilities....................................................................................            4,396,802
                                                                                                              -----------------
Net Assets..............................................................................................        $ 229,945,805
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     274,300
   Paid-in capital in excess of par.....................................................................          221,220,755
                                                                                                              -----------------
                                                                                                                  221,495,055
   Undistributed net investment income..................................................................            2,783,784
   Accumulated net realized loss on investment and foreign currency transactions........................           (5,739,281)
   Net unrealized appreciation on investments and foreign currencies....................................           11,406,247
                                                                                                              -----------------
Net assets, December 31, 1996...........................................................................        $ 229,945,805
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($229,770,175 / 27,409,071 shares of common stock issued and outstanding).........................                $8.38
Maximum sales charge (4.0% of offering price)...........................................................                  .35
                                                                                                              -----------------
Maximum offering price to public........................................................................                $8.73
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($175,420 / 20,906 shares of common stock issued and outstanding).................................                $8.39
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($210.31 / 25.062 shares of common stock issued and outstanding)..................................                $8.39
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
-----                                  6      See Notes to Financial Statements.

THE GLOBAL TOTAL RETURN FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1996
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $41,851)...........................     $  24,721,726
                                            -----------------
Expenses
   Management fee........................         2,317,938
   Distribution fee--Class A.............           448,540
   Distribution fee--Class B.............               389
   Distribution fee--Class C.............                 2
   Transfer agent's fees and expenses....           370,000
   Reports to shareholders...............           300,000
   Custodian's fees and expenses.........           140,000
   Registration fees.....................           128,000
   Directors' fees.......................            90,000
   Legal fees and expenses...............            86,000
   Audit fee and expenses................            50,000
   Insurance.............................            32,000
   Miscellaneous.........................             2,036
                                            -----------------
   Total expenses........................         3,964,905
                                            -----------------
Net investment income....................        20,756,821
                                            -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions...............        13,145,788
   Foreign currency transactions.........        11,104,169
                                            -----------------
                                                 24,249,957
                                            -----------------
Net change in unrealized
   appreciation/depreciation on:
   Investments...........................       (13,689,020)
   Foreign currencies....................         1,348,497
                                            -----------------
                                                (12,340,523)
                                            -----------------
Net gain on investments and foreign
   currencies............................        11,909,434
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $  32,666,255
                                            -----------------
                                            -----------------

THE GLOBAL TOTAL RETURN FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                    Year Ended December 31,
in Net Assets                           1996               1995
Operations:
   Net investment income........    $  20,756,821      $ 35,712,390
   Net realized gain on
      investment and foreign
      currency transactions.....       24,249,957        55,340,546
   Net change in unrealized
     appreciation/(depreciation)
      on investments and foreign
      currency transactions.....      (12,340,523)       28,000,514
                                  -----------------    ------------
   Net increase in net assets
      resulting from
      operations................       32,666,255       119,053,450
                                  -----------------    ------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A...................      (20,751,908)      (35,712,390)
      Class B...................           (4,899)               --
      Class C...................              (14)               --
                                  -----------------    ------------
                                      (20,756,821)      (35,712,390)
                                  -----------------    ------------
   Distributions in excess of
      net investment income
      Class A...................      (14,747,171)      (17,914,921)
      Class B...................           (8,065)               --
      Class C...................              (12)               --
                                  -----------------    ------------
                                      (14,755,248)      (17,914,921)
                                  -----------------    ------------
Fund share transactions (Note 6)
   Net proceeds from shares
      sold......................       12,515,494                --
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............        5,694,812                --
   Cost of shares reacquired....     (344,489,874)(a)            --
                                  -----------------    ------------
   Net decrease in net assets
      from Fund share
      transactions..............     (326,279,568)               --
                                  -----------------    ------------
Total increase (decrease).......     (329,125,382)       65,426,139
Net Assets
Beginning of year...............      559,071,187       493,645,048
                                  -----------------    ------------
End of year.....................    $ 229,945,805      $559,071,187
                                  -----------------    ------------
                                  -----------------    ------------

---------------
(a) Net of $4,870,794 redemption fee retained by the Fund.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

Notes to Financial Statements                THE GLOBAL TOTAL RETURN FUND, INC.
-------------------------------------------------------------------------------
The Global Total Return Fund, Inc., (the ``Fund'') was organized in Maryland on May 6, 1986 as a closed-end, non-diversified management investment company. Investment operations commenced on July 7, 1986. On December 6, 1995, shareholders approved the conversion of the Fund to an open-end fund. Effective January 15, 1996, the Fund began operating as an open-end fund.
The investment objective of the Fund is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in debt securities issued or guaranteed by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities in the United States and in other countries and denominated in the currencies of such countries. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition the Fund is permitted to invest up to 10% of the Fund's total assets in bonds rated below investment grade with a minimum rating of B, or on unrated securities of equivalent quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Forward currency contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.
Net realized gains on foreign currency transactions represents net foreign exchange gains from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains from valuing foreign currency denominated assets (excluding investments) and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a
--------------------------------------------------------------------------------
-----                                  8

Notes to Financial Statements                THE GLOBAL TOTAL RETURN FUND, INC.
-------------------------------------------------------------------------------
result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income which is comprised of three elements: stated coupon, original issue discount and market discount is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: Dividends are declared quarterly. Distributions of long-term capital gains, if any, will be declared annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $13,070,032 and decrease accumulated net realized losses on investments by $13,070,032 for foreign currency gains realized or recognized during the year ended December 31, 1996. Net investment income, net realized gains and net assets were not affected by this change.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Effective January 15, 1996, the management fee paid PMF is computed daily and payable monthly at an annual rate of 0.75% of the Fund's average daily net assets up to US$500 million, 0.70% of such assets between US$500 million and US$1 billion, and 0.65% of such assets in excess of US$1 billion. Prior thereto, the management fee was computed on the Fund's average weekly net assets. Amendments to the management and subadvisory agreements to reflect the provision by PMF and PIC of certain services necessary for the operation of the Fund as an open-end investment company were approved by shareholders of the Fund on December 6, 1995.

The Fund has a distribution agreement with Prudential Securities Incorporated (``PSI''), which acts as the distributor of the Class A, Class B, and Class C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plan, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period January 15, 1996 through December 31, 1996.
--------------------------------------------------------------------------------
                                                                         9 -----

Notes to Financial Statements                THE GLOBAL TOTAL RETURN FUND, INC.
-------------------------------------------------------------------------------
PSI has advised the Fund that it has received approximately $18,400 in front-end sales charges resulting from sales of Class A shares during the period January 15, 1996 through December 31, 1996. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI advised the Fund that for the year ended December 31, 1996, it received approximately $200 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

A redemption fee, paid to the Fund, of 2% was imposed on redemptions of shares acquired prior to the conversion during the first six months after the conversion (through July 12, 1996).

PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (``Prudential'').

The Fund, along with other affiliated registered investment companies (the ``Funds''), entered into a credit agreement (the ``Agreement'') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Effective January 15, 1996, Prudential Mutual Fund Services LLC (``PMFS''), a wholly-owned subsidiary of PMF, began serving as the Fund's transfer agent. During the period January 15, 1996 through December 31, 1996, the Fund incurred fees of approximately $307,000 for the services of PMFS. As of December 31, 1996, approximately $26,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments and written options, for the year ended December 31, 1996 aggregated $90,493,110 and $356,948,278, respectively.

At December 31, 1996, the Fund had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                                   Value at
Foreign Currency Purchase      Settlement Date        Current       Appreciation/
   Contracts                      Receivable           Value        (Depreciation)
---------------------------    ----------------     -----------     --------------
British Pounds,
 expiring 1/29/97..........      $  2,483,373       $ 2,536,507       $   53,134
Netherlands Guilders,
 expiring 1/29/97..........         3,560,865         3,582,732           21,867
                               ----------------     -----------     --------------
                                 $  6,044,238       $ 6,119,239       $   75,001
                               ----------------     -----------     --------------
                               ----------------     -----------     --------------

                                   Value at
Foreign Currency Sale          Settlement Date        Current       Appreciation/
   Contracts                      Receivable           Value        (Depreciation)
---------------------------    ----------------     -----------     --------------
Australian Dollars,
 expiring 1/29/97..........      $  2,433,472       $ 2,436,962       $   (3,490)
French Francs,
 expiring 3/17/97..........        11,252,007        11,105,680          146,327
German Deutschemarks,
 expiring 1/29/97..........        10,559,748        10,611,275          (51,527)
Japanese Yen,
 expiring 1/29/97..........         6,023,029         5,895,692          127,337
Netherlands Guilders,
 expiring 1/29/97..........        37,558,655        37,615,361          (56,706)
Swiss Francs,
 expiring 1/29/97..........         9,714,436         9,624,229           90,207
                               ----------------     -----------     --------------
                                 $ 77,541,347       $77,289,199       $  252,148
                               ----------------     -----------     --------------
                               ----------------     -----------     --------------

The United States federal income tax basis of the Fund's investments at December 31, 1996 was $215,153,480 and, accordingly, net unrealized appreciation for United States federal income tax purposes was $11,044,998 (gross unrealized appreciation--$12,726,946; gross unrealized depreciation--$1,681,948).
For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 1996 of approximately $4,983,000 which will expire in 2002. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1996, the Fund has a 1.1% undivided interest in the joint account. The undivided interest for the Fund represents $11,655,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
--------------------------------------------------------------------------------
-----                                  10

Notes to Financial Statements                THE GLOBAL TOTAL RETURN FUND, INC.
-------------------------------------------------------------------------------
Bear, Stearns & Co., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest was $349,151,276.

Goldman, Sachs & Co. Inc., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,820,889.

J.P. Morgan Securities, 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,822,540.

Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,036,671, due 1/2/97. The value of the collateral including accrued interest was $69,375,117.
------------------------------------------------------------
Note 6. Capital
On December 6, 1995, the existing shareholders approved the conversion of the Fund to an open-end investment company which offers three classes of shares. Offering of Class A (the existing shares prior to open-ending), Class B and Class C shares commenced on January 15, 1996. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Beginning approximately March 21, 1997, the Fund will offer Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, consisting of 500 million shares of each class.
Transactions in shares of common stock for the period January 15, 1996 through December 31, 1996 were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Shares sold......................     1,452,073    $  12,309,850
Shares issued in reinvestment of
  dividends and distributions....       677,779        5,685,377
Shares reacquired................   (40,928,480)    (344,455,702)(a)
                                    -----------    -------------
Net decrease in shares
  outstanding....................   (38,798,628)   $(326,460,475)
                                    -----------    -------------
                                    -----------    -------------
Class B
---------------------------------
Shares sold......................        23,745    $     205,444
Shares issued in reinvestment of
  dividends and distributions....         1,121            9,422
Shares reacquired................        (3,960)         (34,172)
                                    -----------    -------------
Net increase in shares
  outstanding....................        20,906    $     180,694
                                    -----------    -------------
                                    -----------    -------------
Class C
---------------------------------
Shares sold......................            23    $         200
Shares issued in reinvestment of
  dividends and distributions....             2               13
                                    -----------    -------------
Net increase in shares
  outstanding....................            25    $         213
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Net of $4,870,794 redemption fee retained by the Fund.
--------------------------------------------------------------------------------
                                                                        11 -----

Financial Highlights                         THE GLOBAL TOTAL RETURN FUND, INC.
-------------------------------------------------------------------------------

                                                                    Class A (d)                              Class B (d)
                                            ------------------------------------------------------------     ------------
                                                                                                             January 15,
                                                                                                               1996(b)
                                                              Year Ended December 31,                          Through
                                            ------------------------------------------------------------     December 31,
                                              1996         1995         1994         1993         1992         1996(g)
                                            --------     --------     --------     --------     --------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $   8.44     $   7.46     $   8.76     $   8.10     $   8.99        $ 8.51
                                            --------     --------     --------     --------     --------        -----
Net investment income...................         .62          .54          .52          .64          .81           .57
Net realized and unrealized gain (loss)
   on investments and foreign
   currencies...........................         .32         1.25        (1.22)         .74         (.90)          .26
                                            --------     --------     --------     --------     --------        -----
   Total from investment operations.....         .94         1.79         (.70)        1.38         (.09)          .83
                                            --------     --------     --------     --------     --------        -----
Dividends from net investment income....        (.62)        (.54)        (.17)        (.30)        (.75)         (.57)
Distributions from net realized capital
   gains................................          --           --         (.13)        (.23)        (.05)           --
Distributions in excess of net
   investment income....................        (.50)        (.27)          --           --           --          (.50)
Distributions in excess of net capital
   gains................................          --           --           --         (.19)          --            --
Tax return of capital distribution......          --           --         (.30)          --           --            --
                                            --------     --------     --------     --------     --------        -----
   Total dividends and distributions....       (1.12)        (.81)        (.60)        (.72)        (.80)        (1.07)
                                            --------     --------     --------     --------     --------        -----
Redemption fee retained by Fund.........         .12           --           --           --           --           .12
                                            --------     --------     --------     --------     --------        -----
Net asset value, end of period..........    $   8.38     $   8.44     $   7.46     $   8.76     $   8.10        $ 8.39
                                            --------     --------     --------     --------     --------        -----
                                            --------     --------     --------     --------     --------        -----
Per share market price, end of year.....         N/A     $   8.25     $   6.13     $   8.00     $   7.50           N/A
                                                         --------     --------     --------     --------
                                                         --------     --------     --------     --------
TOTAL INVESTMENT RETURN
BASED ON(a)
   Market price.........................         N/A        49.23%      (16.12)%      16.50%        1.75%          N/A
   Net asset value......................       13.15%       25.45%       (8.10)%      18.12%        (.68)%       11.99%
RATIOS/SUPPLEMENTAL DATA(f):
Net assets, end of period (000).........    $229,770     $559,071     $493,645     $579,942     $535,647        $  175
Average net assets (000)................    $299,026     $549,407     $536,230     $567,128     $570,812        $   52
Ratios to average net assets:
   Expenses, including distribution
      fees..............................        1.33%        1.02%        1.04%        1.02%        1.01%         1.93%(c)
   Expenses, excluding distribution
      fees..............................        1.18%        1.02%        1.04%        1.02%        1.01%         1.18%(c)
   Net investment income................        7.01%        6.50%        6.45%        7.67%        9.39%         6.41%(c)
Portfolio turnover rate.................          32%         256%         583%         370%         192%           32%
                                          Class C (d)
                                          ------------
                                          January 15,
                                            1996(b)
                                            Through
                                          December 31,
                                            1996(g)
                                          ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $ 8.51
                                              -----

Net investment income...................        .57
Net realized and unrealized gain (loss)
   on
   investments and foreign currencies...        .26
                                              -----

   Total from investment operations.....        .83
                                              -----

Dividends from net investment income....       (.57)
Distributions from net realized capital
   gains................................         --
Distributions in excess of net
   investment income....................       (.50)
Distributions in excess of net capital
   gains................................         --
Tax return of capital distribution......         --
                                              -----

   Total dividends and distributions....      (1.07)
                                              -----

Redemption fee retained by Fund.........        .12
                                              -----

Net asset value, end of period..........     $ 8.39
                                              -----
                                              -----

Per share market price, end of year.....        N/A

TOTAL INVESTMENT RETURN
BASED ON(a)
   Market price.........................        N/A
   Net asset value......................      11.99%
RATIOS/SUPPLEMENTAL DATA(f):
Net assets, end of period (000).........     $  210(e)
Average net assets (000)................     $  204(e)
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.93%(c)
   Expenses, excluding distribution
      fees..............................       1.18%(c)
   Net investment income................       6.41%(c)
Portfolio turnover rate.................         32%

---------------
(a) Total investment return based on net asset value is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total return for periods of less than one full year are not annualized.
(b) Commencement of offering of Class B and Class C shares.
(c) Annualized.
(d) Prior to January 15, 1996 the Fund operated as a closed-end, non-diversified management investment company.
(e) Figure is actual and not rounded to nearest thousand.
(f) Because of the event referred to in (d) and the timing of such, the ratios for the Class A shares are not necessarily comparable to those of prior periods.
--------------------------------------------------------------------------------
-----                                  12     See Notes to Financial Statements.

Independent Auditors' Report                 THE GLOBAL TOTAL RETURN FUND, INC.
-------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The Global Total Return Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Global Total Return Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Global Total Return Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 1997
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      13 -----

Supplemental Proxy Information               THE GLOBAL TOTAL RETURN FUND, INC.
-------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of The Global Total Return Fund, Inc. was held on October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1)           To elect the following twelve Trustees:
              - Edward D. Beach
              - Delayne Dedrick Gold
              - Robert F. Gunia
              - Donald D. Lennox
              - Douglas H. McCorkindale
              - Mendel A. Melzer
              - Thomas T. Mooney
              - Stephen P. Munn
              - Richard A. Redeker
              - Robin B. Smith
              - Louis A. Weil, III
              - Clay T. Whitehead
(2) To ratify the selection of Deloitte & Touche LLP as independent accountants for the fiscal year ending December 31, 1996.

   The results of the proxy solicitation on the above matters were as follows:

               Trustee/Auditor              Votes for         Votes against         Votes withheld         Abstentions
           ------------------------        -----------        --------------        ---------------        ------------
(1)        Edward D. Beach                 15,061,760               --                  454,429                 --
           Delayne Dedrick Gold            15,074,353               --                  441,836                 --
           Robert F. Gunia                 15,065,522               --                  450,667                 --
           Donald D. Lennox                15,077,216               --                  438,973                 --
           Douglas H. McCorkindale         15,076,777               --                  439,412                 --
           Mendel A. Melzer                15,073,468               --                  442,721                 --
           Thomas T. Mooney                15,092,151               --                  424,038                 --
           Stephen P. Munn                 15,077,950               --                  438,239                 --
           Richard A. Redeker              15,079,448               --                  436,741                 --
           Robin B. Smith                  15,090,544               --                  425,645                 --
           Louis A. Weil, III              15,089,752               --                  426,437                 --
           Clay T. Whitehead               15,075,631               --                  440,558                 --
(2)        Deloitte & Touche LLP           14,942,885            210,180                  --                 363,124

--------------------------------------------------------------------------------
-----                                  14

Getting The Most
From Your Prudential
Mutual Fund.

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting The Most
From Your Prudential
Mutual Fund.

Change Your Mind.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.

Invest For Retirement.
There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Comparing A $10,000 Investment.
The Global Total Return Fund, Inc. vs.
the J.P. Morgan Traded Gov't Bond Index.

// The Global Total Return Fund, Inc.
-- J.P. Morgan Traded Gov't Bond Index

Average Annual
Total Returns                    CLass A
With Sales Load                  (CHART)
10.7% Since Inception
10.4% for 10 Years
8.3% for 5 Years
8.6% for 1 Year

Without Sales Load
11.1% Since Inception
10.8% for 10 Years
9.2% for 5 Years
13.2% for 1 Year

                                 Class B
                                 (CHART)

                                 Class C
                                 (CHART)

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The chart on the right is designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The Fund operated as a closed-end fund as of 12/31/95 and shares of the Fund traded on the New York Stock Exchange until 1/15/96 when the Fund began operations as an open-end Fund. Concurrent with open ending, the Fund became subject to higher expenses which would have resulted in lower returns if applied to past performance.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Global Total Return Fund, Inc. (Class A, Class B and Class C) with a similar investment in the J.P. Morgan Traded Gov't Bond Index by portraying the initial account values at the commencement of operations of each share class, and subsequent account values at the end of this reporting period (December 31, 1996), as measured on a quarterly basis, beginning in 1986 for Class A shares and in 1996 for Class B and Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1996; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The Index is a weighted index of the total return of government bonds from 13 countries, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, United Kingdom and the United States. It provides a broad measure of market performance. It is an unmanaged Index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of global bond funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com
(LOGO)

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Donald D. Lennox
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

37936L302                       MF169E
37936L401                       Cat. #42M186K
                                37936L500